EXECUTION COPY

AMENDMENT NO. 3 TO STOCK PURCHASE AGREEMENT

This AMENDMENT NO. 3 TO STOCK PURCHASE AGREEMENT (this
“Amendment”) is made and entered into as of May 22, 2007, by and among eLEC
Communications Corp., a New York corporation having an address at 75 South Broadway Suite
302 White Plains, NY 10601 (“Seller”), CYBD Acquisition II, Inc., a New York corporation and wholly-owned subsidiary of Cyber Digital (as defined below) having an address at 400 Oser
Avenue, Hauppauge, New York 11788 (“Acquisition Sub”), and Cyber Digital, Inc., a New
York corporation having an address at 400 Oser Avenue, Hauppauge, New York 11788 (“Cyber
Digital” and, together with Acquisition Sub, collectively, “Purchaser”), to amend that certain
Stock Purchase Agreement, dated as of December 14, 2006, as amended by Amendment No. 2 and Amendment No. 1 to Stock Purchase Agreement, dated as of April 13, 2007 and February
27, 2007, respectively, by and among Seller, Acquisition Sub and Cyber Digital (as amended, the
“Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.

RECITALS

WHEREAS, the parties to the Agreement desire to amend the Agreement in accordance with the terms of this Amendment; and

WHEREAS, Section 10.08 of the Agreement provides that the Agreement may be amended by a written instrument signed by the parties to the Agreement.

NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements hereinafter contained, and intending to be legally bound hereby, the parties hereby agree as follows:

1.1	Section 3.05(a) of the Agreement; Definition of “Outside Date”. Section 3.05(a)
of the Agreement shall be deleted and replaced in its entirety with the following:

“(a)	at the election of either Purchaser or Seller at any time after May 31, 2007
(the “Outside Date”), if the Closing shall not have then occurred by the close of business on such date, provided that neither Purchaser nor Seller shall be entitled to terminate this
Agreement on or after the Outside Date if the principal reason the transactions contemplated hereby shall not have been consummated by such time is the willful and material breach by such party (or in the case of Purchaser, by Cyber Digital or
Acquisition Sub) of any of its or their obligations under this Agreement;”

1.2	Governing Law. All of the terms, conditions, and other provisions of this
Amendment shall be interpreted and governed by reference to the laws of the State of New York, and any dispute arising therefrom and the remedies available shall be determined in accordance with such laws without giving effect to the principles of conflicts of law.

1.3	Binding; No Assignment. This Amendment and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither this Amendment nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other party, except by operation of law; provided, however, that (i) Acquisition Sub or Cyber
Digital may assign all or part of this Amendment or its rights hereunder (a) to a Purchaser
Affiliate, (b) to Laurus in connection with the New Note and the New Note Documents and (c)
from and after the Closing, to a Person not a party to this Amendment which acquires all or substantially all of the assets of Acquisition Sub or Cyber Digital and who assumes all of the obligations of Acquisition Sub or Cyber Digital hereunder, as the case may be, provided in each such case that no such assignment shall release Acquisition Sub or Cyber Digital, as the case may be, from its duties and obligations hereunder, and (ii) Seller may assign all or part of this
Amendment or its rights hereunder to an Affiliate of Seller who assumes all of the obligations of
Seller hereunder, provided that no such assignment shall release Seller from its duties and obligations hereunder.

1.4	Counterparts. This Amendment may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

1.5	Headings. The title of this Amendment and the headings of the Sections and
Articles of and the Schedules to this Amendment are for reference purposes only and shall not be used in construing or interpreting this Amendment.

1.6	Construction. Except as expressly set forth herein, all of the provisions of the
Agreement shall remain in full force and effect in accordance with their terms, and this
Amendment shall reaffirm the Agreement in all respects. In the event of any conflict or inconsistency between the provisions of this Amendment and the provisions of the Agreement, the provisions of this Amendment shall govern.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered on the day and year first above written.

PURCHASER:

CYBD ACQUISITION II, INC.

By: /s/ J.C. Chatpar
Name: J.C. Chatpar
Title: President

CYBER DIGITAL, INC.

By: /s/ J.C. Chatpar
Name: J.C. Chatpar
Title: President and CEO

SELLER:

eLEC COMMUNICATIONS CORP.

By: /s/ Paul H. Riss
Name: Paul H. Riss
Title: CEO